UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2004

NORTHEAST PENNSYLVANIA FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0–49952	06-1504091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 E. Broad Street, Hazleton, Pennsylvania 18201

(Address of principal executive offices)

(570) 459-3700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement

Agreement and Plan of Merger

As previously disclosed, on December 8, 2004, KNBT Bancorp, Inc. (“KNBT”), the parent company of Keystone Nazareth Bank & Trust Company, and Northeast Pennsylvania Financial Corp. (“Northeast Pennsylvania”), the parent company of First Federal Bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Northeast Pennsylvania will merge with and into KNBT.  Concurrently with the merger, it is expected that First Federal Bank will merge with Keystone Nazareth Bank & Trust Company.

In addition, each director of Northeast Pennsylvania entered into a Shareholder Agreement with KNBT, pursuant to which each such person agreed, among other things, to vote his or her shares of NEPF common stock in favor of the Merger Agreement at a meeting of shareholders of NEPF to be called to consider and approve the Merger Agreement.

Termination and Release Agreements

Additionally, as previously disclosed, on December 8, 2004 and in connection with the execution of the Merger Agreement, Thomas L. Kennedy, Chairman of the Board of Northeast Pennsylvania, Thomas M. Petro, President and Chief Executive Officer of Northeast Pennsylvania and Jerry D. Holbrook, Chief Financial Officer of Northeast Pennsylvania, each entered into a letter agreement with Northeast Pennsylvania, First Federal Bank and KNBT pursuant to which each person’s employment agreement will be terminated at the effective date of the merger in exchange for certain payments equal to the severance payment that the executive is entitled to receive under his employment agreement.

This amendment to Northeast Pennsylvania’s previously filed Form 8-K, is being filed solely to file the Merger Agreement, the form of Shareholder Agreement and Termination and Release Agreements, copies of which are included as exhibits hereto and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired:  Not applicable

(b)                                 Pro Forma Financial Information:  Not applicable

(c)                                  Exhibits

Number	Description

2.1	Agreement and Plan of Merger, dated December 8, 2004, by and between KNBT Bancorp, Inc. and Northeast Pennsylvania Financial Corp.
10.1	Form of Shareholder Agreement between KNBT and the directors of Northeast Pennsylvania Financial Corp.
10.2	Termination and Release Agreement, dated December 8, 2004, by and among Northeast Pennsylvania Financial Corp., First Federal Bank, KNBT Bancorp, Inc. and Thomas L. Kennedy
10.3	Termination and Release Agreement, dated December 8, 2004, by and among Northeast Pennsylvania Financial Corp., First Federal Bank, KNBT Bancorp, Inc. and Thomas M. Petro
10.4	Termination and Release Agreement, dated December 8, 2004, by and among Northeast Pennsylvania Financial Corp., First Federal Bank, KNBT Bancorp, Inc. and Jerry D. Holbrook
99.1	Press Release Dated December 9, 2004*
99.2	Investor Presentation*

*Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2004	By:	/s/ Thomas M. Petro
Thomas M. Petro
President and Chief Executive Officer